Exhibit 99.11B Section 19 Notice

BlackRock Enhanced Government Fund Inc.

Cusip: 09255K108
Ticker: EGF

Record Date	July 16, 2012
Pay Date	July 31, 2012

Distribution Amount per share	$ 0.070000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$ 0.054908	78%	$ 0.367034	87%
Net Realized Short-Term Capital Gains	$ -	0%	$ -	0%
Net Realized Long-Term Capital Gains	$ -	0%	$ -	0%

Return of Capital	$ 0.015092	22%	$ 0.052966	13%
Total (per common share)	$ 0.070000	100%	$ 0.420000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on June 30, 2012				5.26%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2012				5.19%

Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2012				1.87%
Cumulative fiscal year distributions as a percentage of NAV as of June 30, 2012				2.16%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Enhanced Government Fund Inc.

Cusip: 09255K108
Ticker: EGF

Record Date	August 15, 2012
Pay Date	August 31, 2012

Distribution Amount per share	$ 0.070000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$ 0.054877	78%	$ 0.421911	86%
Net Realized Short-Term Capital Gains	$ -	0%	$ -	0%
Net Realized Long-Term Capital Gains	$ -	0%	$ -	0%

Return of Capital	$ 0.015123	22%	$ 0.068089	14%
Total (per common share)	$ 0.070000	100%	$ 0.490000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on July 31, 2012				5.31%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2012				5.18%

Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2012				2.65%
Cumulative fiscal year distributions as a percentage of NAV as of July 31, 2012				2.59%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Enhanced Government Fund Inc.

Cusip: 09255K108
Ticker: EGF

Record Date	September 14, 2012
Pay Date	September 28, 2012

Distribution Amount per share	$ 0.070000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$ 0.050118	72%	$ 0.472029	84%
Net Realized Short-Term Capital Gains	$ -	0%	$ -	0%
Net Realized Long-Term Capital Gains	$ -	0%	$ -	0%

Return of Capital	$ 0.019882	28%	$ 0.087971	16%
Total (per common share)	$ 0.070000	100%	$ 0.560000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on August 31, 2012				5.36%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2012				5.16%

Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2012				3.37%
Cumulative fiscal year distributions as a percentage of NAV as of August 31, 2012				3.01%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’ . When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Enhanced Government Fund Inc.

Cusip: 09255K108
Ticker: EGF

Record Date	November 15, 2012
Pay Date	November 30, 2012

Distribution Amount per share	$ 0.070000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$ 0.046658	67%	$ 0.565165	81%
Net Realized Short-Term Capital Gains	$ -	0%	$ -	0%
Net Realized Long-Term Capital Gains	$ -	0%	$ -	0%

Return of Capital	$ 0.023342	33%	$ 0.134835	19%
Total (per common share)	$ 0.070000	100%	$ 0.700000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on October 31, 2012				5.22%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2012				5.20%

Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2012				3.59%
Cumulative fiscal year distributions as a percentage of NAV as of October 31, 2012				3.90%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Enhanced Government Fund Inc.

Cusip: 09255K108
Ticker: EGF

Record Date	December 14, 2012
Pay Date	December 18, 2012

Distribution Amount per share	$ 0.065000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$ 0.045842	71%	$ 0.611007	80%
Net Realized Short-Term Capital Gains	$ -	0%	$ -	0%
Net Realized Long-Term Capital Gains	$ -	0%	$ -	0%

Return of Capital	$ 0.019158	29%	$ 0.153993	20%
Total (per common share)	$ 0.065000	100%	$ 0.765000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on November 30, 2012				5.24%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2012				4.83%

Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2012				4.05%
Cumulative fiscal year distributions as a percentage of NAV as of November 30, 2012				4.33%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257

BlackRock Enhanced Government Fund Inc.

Cusip: 09255K108
Ticker: EGF

Record Date	December 31, 2012
Pay Date	January 9, 2013

Distribution Amount per share	$ 0.065000

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

	Current Distribution	% Breakdown of the Current Distribution	Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date

Net Investment Income	$ 0.029652	46%	$ 0.640659	77%
Net Realized Short-Term Capital Gains	$ -	0%	$ -	0%
Net Realized Long-Term Capital Gains	$ -	0%	$ -	0%

Return of Capital	$ 0.035348	54%	$ 0.189341	23%
Total (per common share)	$ 0.065000	100%	$ 0.830000	100%

Average annual total return (in relation to NAV) for the 5-year period ending on November 30, 2012				5.24%
Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2012				4.83%

Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2012				4.05%
Cumulative fiscal year distributions as a percentage of NAV as of November 30, 2012				4.73%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund's Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. When distributions exceed total return performance, the difference will reduce the Fund's net asset value per share.

The amounts and sources of distributions reported in the Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purpose.

Contact Number: 888-825-2257